UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2019

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices) (858) 459-4000 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	RVEN	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 30, 2019, Reven Housing REIT, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SOR PORT Holdings, LLC, a Maryland limited liability company (“Parent”), and SOR PORT, LLC, a Maryland limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent. Parent and Merger Sub are indirect, wholly-owned subsidiaries of KBS Strategic Opportunity REIT, Inc., a Maryland corporation.

Pursuant to the Merger Agreement, the Company has agreed to conduct an offering of up to $20 million of shares of preferred stock, par value $0.001 per share, of the Company, designated “6.0% Series A Cumulative Convertible Redeemable Preferred Stock” (the “Series A Preferred Stock”), that is exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506(c) of Regulation D promulgated under the Securities Act (the “Preferred Stock Offering”). The Preferred Stock Offering is intended to be limited solely to the Company’s stockholders as of the date of the Merger Agreement that are “accredited investors” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). It is currently expected that a total of $15 million of shares of Series A Preferred Stock will be offered in the Preferred Stock Offering.

As previously disclosed, on September 20, 2019, the Company, Merger Sub and Parent entered into an Amendment to the Agreement and Plan of Merger (“Amendment No. 1”), pursuant to which the parties agreed to amend certain terms of the Articles Supplementary setting forth the rights, preferences, privileges and voting powers of the Series A Preferred Stock, the form of which is attached as Exhibit C to the Merger Agreement.

On October 21, 2019, the Company, Merger Sub and Parent entered into an Amendment No. 2 to the Agreement and Plan of Merger (“Amendment No. 2”), pursuant to which the parties have agreed to further amend the Merger Agreement to provide that:

•	each eligible stockholder who elects to purchase shares of Series A Preferred Stock in the Preferred Stock Offering (each, a “Participating Stockholder”) will be entitled to allocate a portion of the amount of cash merger consideration that such Participating Stockholder has the right to receive in respect of the Merger towards payment for such shares of Series A Preferred Stock (the aggregate amount allocated by all Participating Stockholders towards payment for the shares of Series A Preferred Stock that they have elected to purchase in the Preferred Stock Offering is referred to as the “Preferred Stock Amount”); and

•	at or prior to the closing of the Merger, Parent will deposit the Preferred Stock Amount with The Bank of New York Mellon, as escrow agent (the “Escrow Agent”) to be held in escrow until such amount is released to the Company as payment for the shares of Series A Preferred Stock purchased by the Participating Stockholders in the Preferred Stock Offering or, if the Preferred Stock Offering is not consummated for any reason, to the paying agent appointed by Parent in connection with the Merger for distribution to the applicable Participating Stockholders in accordance with the terms and conditions of the Merger Agreement.

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The foregoing description of Amendment No. 2 is only a summary and is qualified in its entirety by reference to the complete text of Amendment No. 2, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Other than as set forth in Amendment No. 2, the terms and conditions of the Merger Agreement, as previously amended by Amendment No. 1, are unchanged.

No Offer or Solicitation

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS NOT INTENDED TO CONSTITUTE, AND SHALL NOT BE CONSTRUED AS, AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SHARES OF SERIES A PREFERRED STOCK OR ANY OTHER SECURITIES OF THE COMPANY. THE SHARES OF SERIES A PREFERRED STOCK HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed Merger transaction with Parent and Merger Sub, the financing of the proposed Merger transaction, the anticipated timing and consummation of the proposed Merger, the benefits of the proposed Merger transaction respecting our stockholders and the associated objectives, expectations and intentions, all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. All statements in this Current Report that are not historical facts are forward-looking statements that reflect the best judgment of the Company based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause its actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

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Risks and uncertainties related to the proposed Merger include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, uncertainties as to the timing of the Merger, adverse effects on the Company’s stock price resulting from the announcement of the Merger or the failure of the Merger to be completed, competitive responses to the announcement of the Merger, the risk of exceeding the expected costs of the Merger, the risk that potential adverse business operating results or increases in our operating or transaction costs cause our unrestricted closing cash balance to be less than currently projected, the risk that third-party approvals required for the consummation of the Merger are not obtained or are obtained subject to terms and conditions that are not anticipated, risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction, litigation relating to the Merger, the inability to retain key personnel, any changes in general economic and/or industry-specific conditions, adverse changes in U.S. and non-U.S. governmental laws and regulations, and the ability of our stockholders to realize the anticipated benefits of the proposed Merger.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in its most recent Annual Report on Form 10-K and in its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by it are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission (the “SEC”) in respect of the proposed Merger involving the Company, Parent and Merger Sub. The Company has filed with the SEC and disseminated to its stockholders a definitive information statement (the “Information Statement”) containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger and the other transactions contemplated by the Merger Agreement. Investors are urged to carefully read the Information Statement and any other relevant documents in their entirety because they contain important information about the proposed Merger and the other transactions contemplated by the Merger Agreement. You may obtain copies of all documents filed with the SEC regarding proposed Merger and the other transactions contemplated by the Merger Agreement, free of charge, at the SEC’s website, http://www.sec.gov, or from the Company by directing a request by mail to Reven Housing REIT, Inc., Attention: Corporate Secretary, 875 Prospect Street, Suite 304, La Jolla, CA 92037, or by telephone to (858) 459-4000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of October 21, 2019, by and among Reven Housing REIT, Inc., SOR PORT Holdings,LLC and SOR PORT, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer

Dated: October 21, 2019

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